SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 29, 2004

                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)

          Nebraska                    001-31924                   84-0748903
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission               (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

         121 South 13th Street
               Suite 201
           Lincoln, Nebraska                                            68508
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

            On September 29, 2004, Nelnet, Inc. issued a press release that included a letter that was issued to colleges and universities regarding recent press coverage. In addition, on September 29, 2004, Nelnet, Inc. provided additional information related to the 9.5% interest rate floor in the form of Questions and Answers on its website at www.nelnet.net.

Item 9.01. Financial Statements and Exhibits.

            A copy of the press release and Questions and Answers included on the Company's website are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2004

                                      NELNET, INC.


                                      By: /s/ Michael S. Dunlap
                                          --------------------------------------
                                          Name:  Michael S. Dunlap
                                          Title: Chairman and Co-Chief Executive
                                                 Officer (Co-Principal Executive
                                                 Officer)

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press Release dated September 29, 2004 - "Nelnet Responds to Recent Press Coverage"

99.2              Qs and As on the 9.5% Provision